                                                                   EXHIBIT 3.105

                               STATE OF MISSOURI

                                   Matt Blunt
                               Secretary of State

                        CERTIFICATE OF CORPORATE RECORDS

                           U-HAUL COMPANY OF MISSOURI
                                    00140684

       I, MATT BLUNT, Secretary of the State of the State of Missouri and
      Keeper of the Great Seal thereof, do hereby certify that the annexed pages contain a full, true and complete copy of the original documents on file and of record in this office for which
                       certification has been requested.

IN TESTIMONY WHEREOF, I have set my hand and imprinted the GREAT SEAL of the State of Missouri, on this, the 7TH day of AUGUST, 2003.


    Matt Blunt
------------------
Secretary of State

                               STATE of MISSOURI
                    JAMES C. KIRKPATRICK, Secretary of State
                              Corporation Division

                          CERTIFICATE OF INCORPORATION

WHEREAS, duplicate originals of Articles of Incorporation of U-HAUL CO. OF SOUTHERN MISSOURI have been received and filed in the office of the Secretary of State and which Articles, in all respects, comply with the requirements of The General and Business Corporation Law:

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, by virtue of the authority vested in me by law, do hereby certify and declare U-HAUL CO. OF SOUTHERN MISSOURI a body corporate, duly organized this day and that it is entitled to all rights and privileges granted corporations organized under The General and Business Corporation Law; that the address of its initial Registered Office in Missouri is 314 North Broadway, St. Louis, ; that its period of existence is perpetual; and that the amount of its Authorized Snares is THIRTY THOUSAND Dollars.

                                    IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 2nd day of March, 1970.


                                             JAMES C. KIRKPATRICK
                                            ---------------------------------
                                                          Secretary of State

                                            ---------------------------------
                                                   Deputy Secretary of State

RECEIVED OF: U HAUL CO. OF SOUTHERN MISSOURI Fifty-three and no/100 Dollars, $
53.00 For Credit of General Revenue Fund, on Account of Incorporation Tax and
Fee.

                                         /s/ [ILLEGIBLE]
                                         ------------------------------------
                                                  Deputy Collector of Revenue

No. 140684

                 State of Missouri Office of Secretary of State

                            ARTICLES OF INCORPORATION
                  (TO BE SUBMITTED IN DUPLICATE BY AN ATTORNEY)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65102

     The undersigned natural person(s) of the age of twenty-one years or more for the purpose of forming a corporation under The General and Business Corporation Law of Missouri adopt the following Articles of Incorporation:

                                  ARTICLE ONE

     The name of the corporation is: U-HAUL CO. OF SOUTHERN MISSOURI

                                  ARTICLE TWO

     The address, including street and number, if any, of the corporation's initial registered office in this state is: 314 North Broadway, St. Louis, Missouri and the name of its initial registered agent at such address is: C. T. Corporation System

                                 ARTICLE THREE

     The aggregate number, class and par value, if any, of shares which the corporation shall have authority to issue shall be:

     3,000 shares of common stock with a par value of Ten ($10.00) Dollars per share.

     The preferences, qualifications, limitations, restrictions, and the special or relative rights, including convertible rights, if any, in respect of the shares of each class are as follows: None.

                                  ARTICLE FOUR

     The number and class of shares to be issued before the corporation shall commence business, the consideration to be paid therefor and the capital with which the corporation will commence business are as follows:

                                                      Per Value (or for shares
                                                       without par value, show
                                  Consideration        amount of consideration
No. of Shares        Class         to be paid        paid which will be capital)
    50               Common         $500.00                $10.00 per-share

     The corporation will not commence business until consideration of the value of at least Five Hundred Dollars has been received for the issuance of shares.

                                  ARTICLE FIVE

     The name and place of residence of each incorporator is as follows:

     Name                          Street                          City
David L. Helsten          2727 North Central Avenue       Phoenix, Arizona 85004

                                  ARTICLE SIX

     The number of directors to constitute the board of directors is Three (3)

                                 ARTICLE SEVEN

     The duration of the corporation is Perpetual.

     The corporation is formed for the following purposes:

         to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

              In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Missouri upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the General and Business Corporation Law of Missouri.

     IN WITNESS WHEREOF, these Articles of Incorporation have been signed this 6th day of February, 1970.

                                        /s/ DAVID L. HELSTEN
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

STATE OF ARIZONA        }
                          SS
COUNTY OF MARCOPA       }

         I, Helen H. Delamater, a notary public, do hereby certify that on the 6th day of February, 1970, personally appeared before me, David L. Helsten (and_____________________________,) who being by me first duly sworn, (severally) declared that he is (they are) the person(s) who signed the foregoing document as incorporator (s), and that the statements therein contained are true.

                                                /s/ Helen H. Delamater
                                               --------------------------------
                                                          Notary Public

         My commission expires 8/13/72, 19_____.

Von, Hoffmann Press, Jefferson City, Mo, [ILLEGIBLE]

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Missouri

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting Corporation is U-HAUL CO., INC., a corporation organized and existing under the laws of the State of Kansas and qualified in the State of Missouri.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

                             U-HAUL CO. OF ST. LOUIS

         IN WITNESS WHEREOF, this corporation has caused this consent to be executed this 26 day of January, 1970.

                                                U-HAUL CO., INC.
                       (SEAL)

                                                BY: /s/ Theodore R. Fore
                                                    ----------------------------
                                                    Theodore R. Fore President

 BY: /s/ Winifred F. Shop
     ---------------------------------
     Winifred F. Shop Secretary

STATE OF Kansas         )
                        ) ss.
COUNTY OF Wyandotte     )

         Before me, a Notary Public, personally appeared Theodore R. Fore & Winifred F. Shop known to me to be the persons who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 26 day of January, 1970.

                                               /s/ [ILLEGIBLE]
                                               ---------------------------------
                                                                   Notary Public

                                            My Commission Expires Sept. 17, 1972
         (SEAL)

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Missouri

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is U-HAUL-CO., INC., a corporation organized and existing under the laws of the State of Kansas and qualified in the State of Missouri.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

                         U-HAUL CO. OF SOUTHERN MISSOURI

         IN WITNESS WHEREOF, this corporation has caused this consent to be executed this 26 day of January, 1970.


                                           U-HAUL CO., INC.
                  (SEAL)

                                           By: /s/ Theodore R. Fore
                                               ------------------------------
                                               Theodore R. Fore President

By: /s/ Winifred F. Shop
    --------------------------------------
    Winifred F. Shop Secretary

STATE OF Kansas            )
                           ) ss.
COUNTY OF Wyandotte        )

         Before me, a Notary Public, personally appeared Theodore R. Fore & Winifred F. Shop known to me to be the persons who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 26 day of January, 1970.

                                            /s/ [ILLEGIBLE]
                                            ------------------------------------
                                                                   Notary Public

                                            My Commission Expires Sept. 17, 1972

         (SEAL)

No. 140684
(SEAL)                                              STATE OF MISSOURI
                                        JAMES C. KIRKPATRICK, SECRETARY OF STATE

                                                 CORPORATION DEPARTMENT

                            CERTIFICATE OF AMENDMENT

WHEREAS, AMERCO MARKETING CO. OF SOUTHERN MISSOURI (FORMERLY: U-HAUL CO. OF SOUTHERN MISSOURI) a corporation organized under The General and Business Corporation Law has delivered to me a certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

                                    IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 29th day of October, 1970

                                                   /s/ James C. Kirkpatrick
                                                   -----------------------------
                                                             Secretary of State

                                                   -----------------------------
                                                      Deputy Secretary of State

RECEIVED OF: AMERCO MARKETING CO. OF SOUTHERN MISSOURI Three and no/100 Dollars, $ 3.00.

For Credit of General Revenue Fund, on Account of Amendment Fee.

No 140684

                                                     /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                     Deputy Collector of Revenue

              STATE OF MISSOURI . . . OFFICE OF SECRETARY OF STATE
                    JAMES C. KIRKPATRICK, SECRETARY OF STATE

                     AMENDMENT OF ARTICLES OF INCORPORATION

                  (TO BE SUBMITTED IN DUPLICATE BY AN ATTORNEY)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65101

         Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

         (1) The name of the Corporation is U-HAUL CO. OF SOUTHERN MISSOURI

         The name under which it was originally organized was U-HAUL CO. OF SOUTHERN MISSOURI

         (2) An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on AUGUST 12, 1970.

         (3) Article # I is amended to read as follows:

             "The name of the corporation is:

                AMERCO MARKETING CO. OF SOUTHERN MISSOURI."

         (4) Of the 50 shares outstanding, 50 of such shares were entitled to vote on such amendment.

         The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

                                                                 Number of
            Class                                             Outstanding Shares

                                       N/A

         (5) The number of shares voted for and against the amendment was as follows:

         Class                      No. Voted For              No. Voted Against

         Common                        50                              -0-

         (6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

                                                             N/A

         If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

                                                             N/A

         (7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

                                                             N/A

         IN WITNESS WHEREOF, the undersigned, CALVIN R. HOLMAN
                                                 President
----------------------------- has executed this Instrument and its
        Vice President
DELPHIA L. HOLMAN has Affixed its corporate seal hereto and
------------------
     Secretary
attested said seal on the 14th day of SEPTEMBER, 1970.

    PLACE
CORPORATE SEAL
    HERE

                                          U-HAUL CO. OF SOUTHERN MISSOURI
                                          -------------------------------
                                                (Name of Corporation)

ATTEST:

/s/ Delphia L. Holman                     By /s/ Calvin R. Holman
-----------------------------------          -----------------------------------
                 (Secretary)                  (President) Calvin R. Holman
Delphia L. Holman

STATE OF MISSOURI   }
                    } ss.
COUNTY OF BARRY     }

         I, Ellen M. Kidwell, a notary public do hereby certify that on this 14th day of SEPTEMBER, 1970, personally appeared before me CALVIN R. HOLMAN, who, being by me first sworn, declared that he is the PRESIDENT of U-HAUL CO. OF SOUTHERN MISSOURI that he signed the foregoing document as PRESIDENT of the corporation, and that the statements therein contained are true.

                                          /s/ Ellen M. Kidwell
                                          --------------------------------------
                                                    Notary Public

           (NOTARIAL
              SEAL)

         My commission expires 10-29-71.

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Missouri

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is AMERCO, a corporation organized and existing under the laws of the State of Arizona.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is: AMERCO MARKETING CO. OF SOUTHERN MISSOURI

         In Witness Whereof, this corporation has caused this consent to be executed this 12 day of August, 1970.

                                          AMERCO, an Arizona corporation

                                          BY: /s/ L. S. Shoen
                                              ----------------------------------
                                                  L. S. Shoen - President

STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

         Before me, a Notary Public, personally appeared L. S. Shoen known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of August, 1970.

                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                                    Notary Public

                                             My Commission Expires Aug. 13, 1972

NO.140684
(SEAL)                                             STATE OF MISSOURI
                                        JAMES C. KIRKPATRICK, SECRETARY OF STATE

                                                 CORPORATION DIVISION

                            CERTIFICATE OF AMENDMENT

WHEREAS, U-HAUL COMPANY OF SOUTHERN MISSOURI (FORMERLY: AMERCO MARKETING CO. OF SOUTHERN MISSOURI) a corporation organized under The General and Business Corporation Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

                                    IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 23rd day of March 1973.

                                          /s/ James C. Kirkpatrick
                                          --------------------------------------
                                                         Secretary of State

RECEIVED OF: U-HAUL COMPANY OF SOUTHERN MISSOURI three and no/100 Dollars, $
3.00 For Credit of General Revenue Fund, on Account of Amendment Fee.

No. 140684

                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                                 Deputy Collector of Revenue

(SEAL)         STATE OF MISSOURI. . .OFFICE OF SECRETARY OF STATE
                    JAMES C. KIRKPATRICK, SECRETARY OF STATE

                     AMENDMENT OF ARTICLES OF INCORPORATION

                  (TO BE SUBMITTED IN DUPLICATE BY AN ATTORNEY)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65101

         Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

         (1) The name of the Corporation is AMERCO MARKETING CO. OF SOUTHERN MISSOURI

         The name under which it was originally organized was U-HAUL CO. OF SOUTHERN MISSOURI

         (2) An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on February 21, 1973.

         (3) Article # 1 is amended to read as follows:

              The name of the corporation is U-HAUL COMPANY OF SOUTHERN MISSOURI

 (If more than one article is to be amended or more space is needed attach fly sheet.)

         (4) Of the 500 shares outstanding, 500 of such shares were entitled to vote on such amendment.

         The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

                                                                 Number of
         Class                                               Outstanding Shares


         Common                                                     500

         (5) The number of shares voted for and against the amendment was as follows:

         Class                    No. Voted For              No. Voted Against

         Common                       500                         NONE

         (6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

                                    NO CHANGE

         If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

                                    NO CHANGE

         (7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

                                    NO CHANGE

         IN WITNESS WHEREOF, the undersigned, Calvin. R. Holman President has
                                              -----------------
                                                 President
executed this instrument and its Secretary, Delphia L. Holman has affixed its
                                 ----------------------------
                                           Secretary
corporate seal hereto and  attested said seal on the 19th day of March, 1973.

    PLACE
CORPORATE SEAL
    HERE

                                       AMERCO MARKETING CO. OF SOUTHERN MISSOURI
                                       -----------------------------------------
                                                  (Name of Corporation)

ATTEST:

/s/ Delphia L. Holman                  By /s/ Calvin R. Holman
-----------------------------------       --------------------------------------
Delphia L.(Secretary) Holman              Calvin R.(President) Holman

STATE OF Missouri   }
                    } ss.
COUNTY OF Barry     }

         I, Joe Miller, a notary public, do hereby certify that on this 19th day of March, 1973, personally appeared before me Calvin R. Holman, who, being by me first duly sworn, declared that he is the President of AMERCO MARKETING CO. OF SOUTHERN MISSOURI that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                          /s/ Joe Miller
                                          --------------------------------------
                                                     Notary Public

         (NOTARIAL
            SEAL)

         My commission expires 12-7-75.

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL CO., INC., a corporation organized and existing under the laws of the State of Kansas.

         2. The name of the corporation to which this consent is given and which is about to amend its corporate name is:

                       AMERCO MARKETING CO. OF SOUTHERN MISSOURI

         3. The name the corporation shall adopt by amending its Articles of Incorporation is:

                        U-HAUL CO. OF SOUTHERN MISSOURI

         In Witness Whereof, this corporation has caused this consent to be executed this 28th day of February, 1973.

                                       U-HAUL CO., INC., a Kansas corporation

                                       By: /s/ Arthur G. Seifert
                                           ----------------------------------
                                           Arthur G. Seifert Assistant Secretary

STATE OF ARIZONA   )
                   ) ss.
COUNTY OF MARICOPA )

         Before me, a Notary Public, personally appeared Arthur G. Seifert, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         In Witness Whereof, I have hereunto set my hand and official seal this 28th day of February, 1973.

         (SEAL)                        /s/ Helen H. Delamater
                                       -----------------------------------------
                                       Notary Public     -      State of Arizona

                      My commission expires August 13, 1976

(SEAL)                          STATE OF MISSOURI
                        ROY D. BLUNT, SECRETARY OF STATE

                              CORPORATION DIVISION

                     STATEMENT OF CHANGE OF BUSINESS OFFICE
                              OF A REGISTERED AGENT
                      OF A FOREIGN OR DOMESTIC CORPORATION

                                  INSTRUCTIONS

         There is a $5.00 fee for filing this statement. It must be filed in DUPLICATE for the corporation listed in the statement. All copies must be signed and notarized. The registered agent should sign in his individual name, unless the registered agent is a corporation, in which case the statement shall be executed by its president or vice president and verified by him, sealed with the corporate seal and attested by its secretary or an assistant secretary.

         Make check payable to "Director of Revenue."

         THIS FORM IS FOR USE BY A REGISTERED AGENT ONLY.

To: SECRETARY OF STATE
    P.O. Box 778
    Jefferson City, Missouri 65102                          Charter No. 00140684

         The undersigned registered agent, for the purpose of changing its business office in Missouri as provided by the provisions of "The General and Business Corporation Act in Missouri," represents that:

1. The name of the corporation (in Missouri) is U-HAUL COMPANY OF SOUTHERN MISSOURI

2.  The name of this registered agent is C T CORPORATION SYSTEM

3. The address, including street number, if any, of the PRESENT business office of the registered agent is 314 North Broadway, St. Louis, Missouri 63102

4. The address, including street number, if any, of the business office of the registered agent is hereby CHANGED TO 906 Olive Street, St. Louis, Missouri 63101

5. Notice in writing of the change has been mailed by the registered agent to the corporation named above.

6. The address of the registered office of the corporation named above and the business office of the registered agent, as changed, is identical.

                                     (Over)

   (THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A NATURAL
                                     PERSON)

IN WITNESS WHEREOF, the undersigned registered agent has caused this report to be executed this___________________________, day of ___________________________,
19___________________________________.

                                                ________________________________
                                                 Signature Of Registered Agent

State of __________________________  }
                                     } ss
County of _________________________  }

On this _______________________ day of _______________________,in the year 19__, before me, ___________________________________, a Notary Public in and for said state, personally appeared_________________________ known to me to be the person who executed the within Statement of Change of Business Office and acknowledged to me that________executed the same for the purposes therein stated.

   (NOTARIAL SEAL)                              ________________________________
                                                      Notary Public

                                                My commission expires___________

(THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A CORPORATION)

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its ASSISTANT VICE-PRESIDENT, attested by its SECRETARY or ASSISTANT SECRETARY this 8th day of January, 1988.

   (CORPORATE SEAL) C T CORPORATION SYSTEM            C T CORPORATION SYSTEM
   CORPORATE SEAL                                    ___________________________
   1936                                                    Name of Corporation
   DELAWARE                                          By /s/ [ILLEGIBLE]
   If no seal, state "none".                            ________________________
                                                        Assistant Vice-President

Attest:

/s/ [ILLEGIBLE]
_____________________________________
         Assistant Secretary

State of New York      }
                       } ss
County of New York     }

On this 8th day of January in the year 1988. before me Theresa Alfieri, a Notary Public in and for said state, personally appeared Mary G. Murray, Assistant Vice
                                                  ______________  ______________
                                                    Name            Title
President, C T Corporation System known to me to be the person who executed the
_________  _____________________
            Name of Corporation
within Statement of Change of Business Office in behalf of said corporation and. acknowledged to me that she executed the same for the purposes therein stated.

                                           /s/ Theresa Alfieri
                                           ________________________________
                                                    THERESA ALFIERI
                                           Notary Public,State of New York
   (NOTARIAL SEAL)                         My commission expires No.4703698
                                              Qualified in Kings County
                                         Certificate filed in New York County
                                           Commission Expires Dec. 31, 1989

(SEAL)                          STATE OF MISSOURI
                        ROY D. BLUNT, SECRETARY OF STATE

                              CORPORATION DIVISION

                            CERTIFICATE OF MERGER --
                         MISSOURI CORPORATION SURVIVING

WHEREAS, Articles of Merger of the following corporations:

Name of Corporations SPRINGFIELD RENTAL EQUIPMENT REPAIR SHOP, INC. (#00288511)
                                      INTO:
                   U-HAUL CO. OF SOUTHERN MISSOURI (#00140684)
Organized and Existing Under Laws of Missouri have been received, found to conform to law, and filed.

NOW, THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, issue this Certificate of Merger, certifying that the merger of the aforenamed corporations is effected, with U-HAUL CO. OF SOUTHERN MISSOURI (#00140684) as the surviving corporation.

                                    IN TESTIMONY WHEREOF, I hereunto set my hand and affix the GREAT SEAL of the State of Missouri. Done at the City of Jefferson, this 1st day of May, 1989.

                                          /s/ Roy D. Blunt
                                          --------------------------------------
                                                 Secretary of State

                                                                     Fee $25.00

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 1st day of February, 1989, entered into by U-Haul Company of Southern Missouri, the surviving corporation and Springfield Rental Equipment Repair Shop, Inc., the Absorbed Corporation, both corporation of the State of Missouri and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Missouri, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is 503 College, Springfield, MO 65806.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                 (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                 (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                   NUMBER OF
                       NUMBER OF    SHARES    NUMBER  NUMBER
      COMPANY           SHARES     ENTITLED   VOTED    VOTED
       NAME           OUTSTANDING   TO VOTE    FOR    AGAINST
--------------------  -----------  ---------  ------  -------
Springfield Rental        500        500       500      0
Equipment Repair
Shop, Inc.

U-Haul Company            500        500       500      0
of Southern Missouri

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Missouri, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Missouri.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                              Surviving Corporation:  U-HAUL COMPANY OF SOUTHERN
                                                      MISSOURI
                                                      a Missouri corporation

                                       By: /s/ Calvin R. Holman
                                           -------------------------------------
                                               Calvin R. Holman, President

Verified

By: /s/ James E. Henson
    -----------------------------------
    James E. Henson, Secretary

                              Absorbed Corporation: SPRINGFIELD RENTAL EQUIPMENT
                                                     REPAIR SHOP, INC.
                                                     A Misosuri Corporation

                                       By: /s/ John Zarr
                                           -------------------------------------
                                           John Zarr, President

Verified

By: /s/ James E. Henson
    -----------------------------------
    James E. Henson, Secretary

STATE OF
COUNTY OF

         On this 9 day of Mar, 1989, before me, the undersigned Notary Public, personally appeared Calvin R. Holman, known to me to be the President of U-Haul Company of Southern Missouri, a Missouri corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                       /s/ Harold P. James
                                       -----------------------------------------
                                       NOTARY PUBLIC

         (NOTARY SEAL)

STATE OF
COUNTY OF

         On this 9 day of Mar, 1989, before me, the undersigned Notary Public, personally appeared John Zarr, known to me to be the President of Springfield Rental Equipment Repair Shop, Inc. a Missouri corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                       /s/ Harold P. James
                                       -----------------------------------------
                                       NOTARY PUBLIC

         (NOTARY SEAL)

                        UNANIMOUS CONSENT OF THE MEMBERS

                          OF THE BOARD OF DIRECTORS OF

                 SPRINGFIELD RENTAL EQUIPMENT REPAIR SHOP, INC.

                             A MISSOURI CORPORATION

                                                      February 1, 1989

         The undersigned, constituting all the members of the Board of Directors of Springfield Rental Equipment Repair Shop, Inc., a Missouri corporation, hereby consent to and adopt the following resolutions:

        RESOLVED: That Springfield Rental Equipment Repair Shop, Inc., does hereby agree to and approve the Plan of Merger between this corporation and U-Haul Company of Southern Missouri, whereby this corporation shall be absorbed into U-Haul Company of Southern Missouri, all in accordance with the copy of the Plan of Merger attached hereto, and be it further

        RESOLVED: That the President and Secretary of this corporation be and they hereby are authorized and directed to execute on behalf of this corporation said Plan of Merger and to do all and everything necessary to complete said merger, and be it further

        RESOLVED: That said Plan be submitted to the sole shareholder of this corporation for the purpose of considering the approval of said Plan.

                                          /s/ John Zarr
                                          --------------------------------------
                                          John Zarr, Director

                                          /s/ John Jones
                                          --------------------------------------
                                          John Jones, Director

                                          /s/ Calvin R. Holman
                                          --------------------------------------
                                          Calvin R. Holman, Director

                        UNANIMOUS CONSENT OF THE MEMBERS

                          OF THE BOARD OF DIRECTORS OF

                       U-HAUL COMPANY OF SOUTHERN MISSOURI

                             A MISSOURI CORPORATION

                                                   February 1, 1989

         The undersigned, constituting all the members of the Board of Directors of U-Haul Company of Southern Missouri, Inc., a corporation, hereby consent to and adopt the following resolutions:

        RESOLVED: That this corporation does hereby agree to and approve the Plan of Merger between this corporation and Springfield Rental Equipment Repair Shop, Inc., whereby this corporation shall be the surviving corporation, all in accordance with the copy of the Plan of Merger attached hereto, and be it further

        RESOLVED: That the President and Secretary of this corporation be and they hereby are authorized and directed to execute on behalf of this corporation said Plan of Merger and to do all and everything necessary to complete said merger, and

        RESOLVED: That said Plan be submitted to the sole shareholder of this corporation for the purpose of considering the approval of said Plan.

                                          /s/ Calvin R. Holman
                                          --------------------------------------
                                          Calvin R. Holman, Director

                                          /s/ James E. Hanson
                                          --------------------------------------
                                          James E. Hanson, Director

                                          /s/ Harold James
                                          --------------------------------------
                                          Harold James, Director

No. 00140684

(SEAL)                          STATE OF MISSOURI
                        ROY D. BLUNT, SECRETARY OF STATE

                              CORPORATION DIVISION

                            CERTIFICATE OF AMENDMENT

WHEREAS, U-HAUL COMPANY OF MISSOURI (FORMERLY: U-HAUL COMPANY OF SOUTHERN MISSOURI) a corporation organized under The General and Business Corporation Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.

NOW, THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

                                    IN TESTIMONY WHEREOF, I hereunto set my hand and affix the GREAT SEAL of the State of Missouri. Done at the City of Jefferson, this 3rd day of December, 1990.

                                          /s/ Roy D. Blunt
                                          --------------------------------------
                                                    Secretary of State

                                                                     Fee $20.00

(SEAL)          STATE OF MISSOURI... OFFICE OF SECRETARY OF STATE
                        ROY D. BLUNT, SECRETARY OF STATE

                     AMENDMENT OF ARTICLES OF INCORPORATION
                         (To be submitted in duplicate)

HONORABLE ROY D. BLUNT
SECRETARY OF STATE
STATE OF MISSOURI
P.O. BOX 778
JEFFERSON CITY, MO 65102

         Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

1. The present name of the Corporation is U-Haul Company of Southern Missouri The name under which it was originally organized was U-Haul Company of Southern Missouri

2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on November 1, 1990.

3. Article Number I is amended to read as follows:

            The name of the corporation is U-HAUL COMPANY OF MISSOURI

  (If more than one article is to be amended or more space is needed attach fly sheet.)

4. Of the 500 shares outstanding, 500 of such shares were entitled to vote on such amendment.

   The number of outstanding shares of any class ENTITLED TO VOTE
   THEREON AS A CLASS were as follows:

            Class                                   Number of Outstanding Shares

            COMMON                                             500

5. The number of shares voted for and against the amendment was as follows:

            Class                 No. Voted For                No. Voted Against

            COMMON                      500                          -0-

6. If the amendment changed the number or par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is:

                                    No Change

   If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

                                    No Change

7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

                                    No Change

IN WITNESS WHEREOF, the undersigned, John A. Lorentz, President has executed
this                                 --------------------------
                                            President or
instrument and its Gary V. Klinefelter, Secretary has affixed its corporate
                   ------------------------------
                  Secretary or Assistant Secretary
seal hereto and attested said seal on the 1st day of November, 1990.


          PLACE
     CORPORATE SEAL
          HERE.
(IF NO SEAL STATE "NONE.")

                                          U-Haul Co. of Southern Missouri
                                          --------------------------------
                                                  Name of Corporation

ATTEST:

/s/ Gary V. Klinefelter                    By /s/ John A. Lorentz
-------------------------------------         ----------------------------------
 Secretary or Assistant Secretary               President or  Vice-President
  Gary V. Klinefelter, Secretary                John A. Lorentz, President

State of ARIZONA
                      ss
County of MARICOPA

         I, Blanche I. Passolt, a [ILLEGIBLE] that on this 1st day of November, 1990, personally appeared before me John A. Lorentz who being by me first duly sworn, declared that he is the President of U-Haul Company of Southern Missouri that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

         NOTARIAL SEAL                    /s/ Blanche I. Passolt
                                          --------------------------------------
                                                    Notary Public

                                          My commission expires
                                                                ---------------

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is: U-Haul Co. of Kansas City, Inc., a Kansas corporation, and U-Haul Company of Eastern Missouri, a Missouri Corporation, both corporations are qualified to do business in the State of Missouri.

         2. The name of the corporation to which this Consent is being given and which is about to be organized under the laws of the State of Missouri is:

                           U-HAUL COMPANY OF MISSOURI

         IN WITNESS WHEREOF, this corporation has caused this Consent to be executed this November 12, 1990.

                                        U-Haul Co. of Kansas, Inc.
                                        U-Haul Company of Missouri

                                        By: /s/ John A. Lorentz
                                            ------------------------------------
                                            John A. Lorentz, President

STATE OF ARIZONA

COUNTY OF MARICOPA

         Before me, a Notary Public, personally appeared John A. Lorentz, known to me to be the person who executed and attested the foregoing instrument respectively, and acknowledged that he executed and attested the same for the purposes therein contained and that the statements are truly set forth.

         In Witness Whereof, I have hereunto set my hand and official seal this 12nd day of November, 1990.

         (NOTARIAL SEAL)                  /s/ Blanche I. Passolt
                                          --------------------------------------
                                                    NOTARY PUBLIC

No. #00140684

                                STATE OF MISSOURI
                        ROY D. BLUNT, Secretary of State

                              CORPORATION DIVISION

                            CERTIFICATE OF MERGER --
                         MISSOURI CORPORATION SURVIVING

WHEREAS, Articles of Merger of the following corporations:

Name of Corporations U-HAUL COMPANY OF EASTERN MISSOURI (#00141188) INTO: U-HAUL COMPANY OF MISSOURI (#00140684) Organized and Existing Under Laws of Missouri have been received, found to conform to law, and filed.

NOW, THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, issue this Certificate of Merger, certifying that the merger of the aforenamed corporations is effected, with U-HAUL COMPANY OF MISSOURI (#00140684) as the surviving corporation.

                                    IN TESTIMONY WHEREOF, I hereunto set my hand and affix the GREAT SEAL of the State of Missouri. Done at the City of Jefferson, this 27th day of March, 1991

                                                     /s/ Roy D. Blunt
                                            ------------------------------------
                                                    Secretary of State

                                                                      Fee $25.00

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 13th day of February, 1991, entered into by U-Haul Co. of Missouri, the surviving corporation and U-Haul Company of Eastern Missouri, the absorbed Corporation, both Missouri corporations and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Missouri which laws permit such mergers.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is John A. Lorentz, 2721 N. Central Avenue, Phoenix, Arizona 85004.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                            NUMBER OF
                              NUMBER OF      SHARES        NUMBER        NUMBER
   COMPANY                     SHARES       ENTITLED        VOTED         VOTED
     NAME                    OUTSTANDING    TO VOTE          FOR         AGAINST
     ----                    -----------    -------          ---         -------
U-HAUL CO. OF
MISSOURI                         500          500            500            -0-

U-HAUL COMPANY
OF EASTERN
MISSOURI                         500          500            500            -0-

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the States of Missouri, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Missouri.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C. T. Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P. O. Box 21502, Phoenix, Arizona 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                      VIII

         The effective date of the merger shall be January 1, 1991, for accounting purposes.

                                  Surviving Corporation: U-HAUL CO. MISSOURI,
                                                         A Missouri Corp.

                                  By: /s/ John A. Lorentz
                                      ------------------------------------------
                                          John A. Lorentz, President

Verified

By: /s/ Gary V. Klinefelter
    ---------------------------------
    Gary V. Klinefelter, Secretary

                          Absorbed Corporation: U-HAUL CO.  OF EASTERN
                                                MISSOURI, a Missouri Corporation

                                  By: /s/ John A. Lorentz
                                      ------------------------------------------
                                          John A. Lorentz, President

Verified

By: /s/ Gary V.  Klinefelter
    ---------------------------------
    Gary V.  Klinefelter, Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 13th day of February, 1991, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the President of U-Haul Co. of Missouri, a Missouri Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                       /s/ [ILLEGIBLE]
                                            ------------------------------------
                                                        NOTARY PUBLIC

         (NOTARY SEAL)

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 13th day of February, 1991 before me, the undersigned Notary Public, personally appeared John A. Lorentz known to me to be the President of U-Haul Company of Eastern Missouri, a Missouri Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                       /s/ [ILLEGIBLE]
                                            ------------------------------------
                                                        NOTARY PUBLIC

         (NOTARY SEAL)

                                STATE OF MISSOURI
                     JUDITH K. MORIARTY, SECRETARY OF STATE
                     P.O. BOX 778, JEFFERSON CITY, MO. 65102

                              Corporation Division

                     STATEMENT OF CHANGE OF REGISTERED AGENT
                              OR REGISTERED OFFICE

                                  INSTRUCTIONS

The filing fee for this change is $10.00.
Change must be filed in DUPLICATE.
The registered office may be, but need not be, the same as the place of business of the corporation or limited partnership, but the registered office and the business address of the agent must be the same. The corporation or limited partnership cannot act as its own registered agent.

Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State. Forms are available upon request.

                  [ILLEGIBLE]
              SECRETARY OF STATE                              Charter No. 140684

The undersigned corporation or limited partnership, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent "The General and Business Corporation Act of Missouri," or the "Missouri Uniform Limited Partnership Law," represents that:

(1)  The name of the corporation/ltd. partnership is:

     U-HAUL COMPANY OF MISSOURI

(2)  The name of its registered agent before this change is:

     C T Corporation System

(3)  The name of the new registered agent is: THE CORPORATION COMPANY

(4) The address, including street number, if any, of its registered office before this change is:

     906 Olive Street, St. Louis, MO 63101

(5) Its registered office (including street number, if any change is to be made) is hereby CHANGED TO:

     7733 Forsyth Blvd., Clayton, Missouri 63105

(6) The address of its registered office and the address of the business office of its registered agent, as changed will be identical.

(7) Such change was authorized by resolution duly adopted by the board of directors of the corporation or by the limited partnership.

IN WITNESS WHEREOF, the undersigned corporation or limited partnership has caused this report to be executed in its name by its President or Vice President of the corporation, or Partner of the limited partnership, and attested to by the assistant secretary if a corporation on the 19th day of December 1994

                                  U-HAUL COMPANY OF MISSOURI
                                  ----------------------------------------------
                                    Name of corporation or limited partnership

         (CORPORATE SEAL)
         ------------------------
         IF NO SEAL, STATE "NONE"

                              By:                /s/ [ILLEGIBLE]
                                  ------------------------------------------
                                  President or Vice President of corporation

                                                     or

                                    General Partner of limited Partnership

                             By: /s/ Michael Schultz
                                 -------------------------------------------
                                 Michael Schultz, President

Attest:

              /s/ John A. Lorentz
-------------------------------------------------
        Secretary or Assistant Secretary
 John A. Lorentz [ILLEGIBLE], Assistant Secretary

State of ARIZONA
                      } ss.
County of MARICOPA

     I, Blanche I. Passolt, a Notary Public, do hereby certify that on the 19th day of December, 1994, personally appeared before me John A. Lorentz who declares he/she is the President or Vice President of the corporation, or a General Partner of the limited partnership, executing the foregoing document, and being first duly sworn, acknowledged that he/she signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                                    /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                     NOTARY PUBLIC

         (NOTARIAL SEAL)

                                                  My commission expires 11/20/97

The Secretary of State's Office makes every effort to provide program accessibility to all citizens without regard to disability. If you desire this publication in alternate form because of a disability, please contact the Director of Publications, P.O. Box 778, Jefferson City, Mo. 65102; phone (314) 751-1814. Hearing-impaired citizens may contact the Director by phone through Missouri Relay (800-735-2966). The Corporations Division also maintains a Telecommunications Device for the Deaf (TDD) at (314)526-5599.

                                STATE OF MISSOURI
                    REBECCA McDOWELL COOK, SECRETARY OF STATE
                     P.O. BOX 778, JEFFERSON CITY, MO. 65102

                              Corporation Division

                     STATEMENT OF CHANGE OF BUSINESS OFFICE
                              OF A REGISTERED AGENT

                                  INSTRUCTIONS

1. The filing fee for this change is $10.00. Change must be filed in DUPLICATE.

2. P.O. Box may only be used in conjunction with Street, Route or Highway.

3. Agent and address must be in the State of Missouri.

4. The corporation or limited partnership cannot act as its own registered agent. The registered agent should sign in his individual name, unless the registered agent is a corporation, in which case the execution should be by proper officers.

                                                            Charter No. 00140684

     The undersigned registered agent, for the purpose of changing its business office in Missouri as provided by the provisions of "The General and Business Corporation Act in Missouri," or the "Missouri Uniform Limited Partnership Law," represents that:

1. The name of the corporation/limited partnership is U-HAUL COMPANY OF MISSOURI

2. The name of this registered agent is The Corporation Company

3. The address, including street number, if any, of the present business office of the registered agent is

   7733 Forsyth Blvd., Clayton, Missouri 63105

4. The address, including street number, if any, of the business office of the registered agent is hereby changed to 120 Central Avenue, Clayton, Missouri 63105

5. Notice in writing of the change has been mailed by the registered agent to the corporation/limited partnership named above.

6. The address of the registered office of the corporation/limited partnership named above and the business office of the registered agent, as changed, is identical.

                                     (Over)

            (THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED
                           AGENT IS A NATURAL PERSON)

     IN WITNESS WHEREOF, the undersigned registered agent has caused this report to be executed this _______________ day of ____________________________19______.

                                   _____________________________________________
                                            SIGNATURE OF REGISTERED AGENT

State of _________________________
                                   } ss
County of ________________________

     On this _____________________________________ day of _____________________,
in the year 19______, before me, ______________________________________________, a Notary Public in and for said state, personally appeared ____________________ known to me to be the person who executed the within Statement of Change of Business Office and acknowledged to me that _______________ executed the same for the purposes therein stated.

                                   _____________________________________________
                                                   NOTARY PUBLIC
     (NOTARIAL SEAL)

                                   My commission expires _______________________

            (THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED
                             AGENT IS A CORPORATION)

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its PRESIDENT or VICE PRESIDENT, attested by its SECRETARY or ASSISTANT SECRETARY this 27th day of March, 1998.

                                   The Corporation Company
                                   ---------------------------------------------
     (CORPORATE SEAL)    NONE                   NAME OF CORPORATION

     IF NO SEAL, STATE "NONE".     By /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                              PRESIDENT OR VICE PRESIDENT

Attest:

/s/ [ILLEGIBLE]
--------------------------------------
   SECRETARY OR ASSISTANT SECRETARY

State of New York
                       } ss
County of New York

On this 27th day of March in the year 1998, before me Theresa Alfieri, a Notary Public in and for said state, personally appeared Kenneth J. Uva,
                                                   ---------------
                                                        NAME
Vice President, The Corporation Company known to me to be the person
---------------     -------------------
      TITLE         NAME OF CORPORATION

who executed the within Statement of Change of Business Office in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

                                                  /s/ [ILLEGIBLE]
                                   ---------------------------------------------
                                                   NOTARY PUBLIC
     (NOTARIAL SEAL)

                                                  My commission expires 12/31/99